UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2024
Macy's, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
151 West 34th Street, New York, New York 10001
(Address of Principal Executive Offices)
(212) 494-1621
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02.    Results of Operations and Financial Condition.
On December 11, 2024, Macy’s, Inc. (“Macy’s” or the “Company”) issued a press release announcing Macy’s financial condition, results of operations and cash flows as of and for the 13 and 39 weeks ended November 2, 2024. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Macy’s reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The press release referred to above contains non-GAAP financial measures of changes in comparable sales on an owned-plus-licensed-plus-marketplace basis, earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted net income, and adjusted diluted earnings per share.  Adjusted EBITDA, adjusted net income and adjusted diluted earnings per share exclude certain items that consist of impairment, restructuring and other benefits (costs) and settlement charges.  A section has been included at the end of the press release that contains important additional information regarding these non-GAAP financial measures including reconciliation to the most directly comparable GAAP financial measure.

Revised Consolidated Financial Statements and Non-GAAP Financial Measures for Correction of Immaterial Errors

During the preparation of the Company's unaudited consolidated financial statements for the fiscal quarter ended November 2, 2024, the Company identified an issue related to delivery expenses, a component of cost of sales, in one of its accrual accounts. The Company consequently initiated an independent investigation. As a result of the independent investigation and forensic analysis, the Company identified that a single employee with responsibility for small package delivery expense accounting intentionally made erroneous accounting accrual entries and falsified underlying documentation to hide approximately $151 million of cumulative delivery expenses from the fourth quarter of 2021 through the third quarter of 2024. The Company concluded that revisions should be made to its historical consolidated financial statements that were impacted by these misstatements to properly reflect delivery expense, the related accrual and tax effects. The total misstatement to delivery expense for the first half of fiscal 2024 amounted to approximately $9 million, which was adjusted in total during the third quarter of 2024.

In accordance with Staff Accounting Bulletin (“SAB”) No. 99, Materiality, and SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, the Company evaluated the errors and determined that the related impact was not material to results of operations or financial position for any historical annual or interim period. Specifically, the errors identified did not impact net sales which the Company believes is a key financial metric of the users of the financial statements and do not impact trends in profitability or key financial statement operating metrics. The errors also did not impact the company’s cash management activities or vendor payments, net cash flows from operating activities or the Company’s compliance with its debt covenants. Based on this assessment and the consideration of both quantitative and qualitative factors, management determined that the errors are not material to any prior period. However, the Company is presenting correction of the immaterial errors by adjusting prior period financial statements as shown in Exhibit 99.2 attached hereto and incorporated herein by reference.
Item 8.01.    Other Events

Material Weakness in Internal Control Over Financial Reporting
In the course of preparing the Company's financial statements for the interim period ended November 2, 2024, management identified a material weakness in its internal control over financial reporting related to the design of existing internal control activities involving manual journal entries over delivery expenses and certain other non-merchandise expenses, and the reconciliation of the related accrued liabilities. The Company identified that a single employee, who is no longer with the Company, intentionally made erroneous accounting entries and falsified underlying documentation, to understate delivery expenses from the fourth quarter of 2021 through the third quarter of 2024. This material weakness resulted in errors that were revised in our consolidated financial statements as more fully detailed in Exhibit 99.2.

The material weakness was the result of deficiencies in the design of controls over delivery expense and certain other non-merchandise expenses, and the related accrued liabilities, whereby the design of the controls did not consider the potential for employee circumvention of these controls. The design of these controls included failures to obtain, or generate and use, relevant, quality information to support the functioning of these controls, including validation of the reliability of the information.
Plan for Remediation of the Material Weakness

The Company is committed to addressing the material weakness and has begun to implement changes designed to improve its internal control over financial reporting and to remediate the material weakness, including:

•Re-evaluating the risk of employee circumvention of controls, including risks surrounding the completeness of delivery expense and certain other non-merchandise expenses and the related accrued liabilities;
•Re-designing process level control activities that are responsive to the risk of employee circumvention of controls.
•Evaluating information supporting the functioning of control activities to ensure it reflects relevant, quality information that supports the operating effectiveness of controls around manual journal entries for delivery expense and certain other non-merchandise expenses and the reconciliation of the related accrued liabilities, including validation of the reliability of the information.
As the Company evaluates and enhances its internal control over financial reporting, it may take additional measures to modify, or add to, the remediation measures described above.
In light of the material weakness described above, management performed additional analysis and other procedures to ensure that our consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles (GAAP).
Non-Reliance on Previously Issued Internal Control Reports
As a result of the material weakness in the Company’s internal control over financial reporting described above, on December 10, 2024 the Audit Committee of the Board of the Company determined, based on the recommendation of management following its consultation with the Company’s independent registered public accounting firm KPMG LLP, that management’s report on internal control over financial reporting as of February 3, 2024, included in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2024 filed with the SEC on March 22, 2024 should no longer be relied upon. Additionally, KPMG LLP’s opinion as to the effectiveness of the Company’s internal control over financial reporting as of February 3, 2024 included within the Report of Independent Registered Public Accounting Firm in the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2024, should no longer be relied upon.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

99.1	Press Release of Macy's dated December 11, 2024

99.2	Revised Consolidated Financial Statements and Non-GAAP Financial Measures

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

MACY'S, INC.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: December 11, 2024	By:	/s/ Paul Griscom
	Name:	Paul Griscom
	Title:	Senior Vice President and Controller